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                          INDEPENDENT AUDITOR'S CONSENT





        We consent to the use in this Form 8-K/A of International Internet, Inc. of the Financial Statements and Independent Auditor's Report for fiscal years ending December 31, 1997 and December 31, 1998 of International Internet, Inc.

HARMON & COMPANY, CPA, INC.



By:  Nicola R. Harmon
Title:  President
Date: February 4, 2000